FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (Details Narrative) $ in Thousands	12 Months Ended
Dec. 31, 2021 USD ($)
Variable market risk description	As of December 31, 2021, if the Company’s functional currency (ILS) had strengthened/ weakened by 5% against the USD, with all other variables held constant, the loss for the year would decrease /increase by approximately $240
Increase decrease in income loss	$ 240
Borrowings rate, description	It is currently Company policy that between 50% and 75% of Company borrowings are fixed rate borrowings
Maximum reasonable expectation in interest rate	$ 8